This is a duplicate filing which has been previously filed by Asset Backed Securities Corporation on 10/1/98.



                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                --------------


                                   FORM 8-K


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of Earliest Event Reported)         SEPTEMBER 15, 1998
                                                     -------------------------


                      Asset Backed Securities Corporation
             (Exact name of registrant as specified in its charter)



                                   Delaware
                       -------------------------------
                (State or Other Jurisdiction of Incorporation)



         333-00365                                13-3354848
----------------------------     --------------------------------------------
   Commission File Number           (I.R.S. Employer Identification No.)


                               11 MADISON AVENUE
                           NEW YORK, NEW YORK 10010
                        ----------------------------
                   (Address of principal executive offices)


                                (212) 325-1811
                          ------------------------
                        (Registrant's telephone number)


                                NOT APPLICABLE
                   ----------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.   Other Events.

          The Registrant is filing its Servicer's Report and Monthly Noteholder and Certificateholder Statement.

ITEM 7.   Financial Statements and Exhibits.

          (c).  Exhibits.


EXHIBIT NO.                 Document Description
----------------          -------------------------

20.1 Servicer's Report and Monthly Noteholder and Certificateholders Statement, dated as of September 15, 1998.

                                   SIGNATURES



   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     ASSET BACKED SECURITIES CORPORATION
                                     -----------------------------------
                                                (Registrant)

Dated: September 30, 1998            By:       /S/ Erik A. Falk
                                     -----------------------------------
                                     Name:         Erik A. Falk
                                     Title:        Vice President